UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, Suite 1500
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.
Table of Contents

Letter to Shareholders	2

Schedule of Investments	9

Sector Diversification	10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Trustees and Officers Information	22

Disclosure of Fund Expenses	25

Supplemental Financial Information:
Causeway International Value Fund Annual Report as of September 30, 2010	27

Letter to Shareholders
Performance Review
Causeway International Opportunities Fund (the “Fund”) began investment operations on December 31, 2009. For the nine months ended September 30, 2010, the Fund’s Institutional Class and Investor Class each returned 6.70% compared to the MSCI All Country World Index ex U.S. (“ACWI ex U.S.”) return of 4.06%.
Fund Overview
The Fund is a fund of funds that invests in underlying funds that invest in both developed markets, excluding the United States, and emerging markets. The Fund allocates substantially all of its assets between Causeway International Value Fund (the “International Value Fund”) and Causeway Emerging Markets Fund (the “Emerging Markets Fund”) using a proprietary asset allocation model. The Fund uses quantitative signals from systems developed and managed by our quantitative portfolio managers and qualitative input from our fundamental portfolio managers to determine the allocation of assets between the International Value Fund and the Emerging Markets Fund. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund’s ACWI ex U.S. benchmark. The model currently analyzes characteristics in five categories: valuation, earnings growth, financial strength, risk aversion and macroeconomic. Our fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the International Value Fund and the Emerging Markets Fund. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team. The percentage of the Fund’s total assets in the Emerging Markets Fund is not expected to be greater than the weight of the emerging markets portion of the ACWI ex U.S. multiplied by two, and can be as low as zero. As of September 30, 2010, the emerging markets portion of ACWI ex U.S. was 23.7%.
Performance Attribution Relating to Asset Allocation
At inception of investment operations on December 31, 2009, the Fund invested 76.5% of its net assets in the International Value Fund, 23.3% in the Emerging Markets Fund, and 0.2% in cash. During the first several months of investment operations, the Fund maintained a modest overweight position in the Emerging Markets Fund compared to the emerging markets weight in ACWI ex U.S., which position contributed to relative performance. The Fund reduced this relative overweight position as the year progressed from inception through September 30 and ended with a relative underweight exposure. As of September 30, 2010, the Fund invested 76.8% of its net assets in the International Value Fund, 22.6% in the Emerging Markets Fund, and 0.6% in cash.

2	Causeway International Opportunities Fund

Performance Attribution of the International Value Fund
Due primarily to superior stock selection, the International Value Fund outperformed the MSCI EAFE® Index (“EAFE”) during the nine months ended September 30, 2010. The International Value Fund’s relative outperformance can be attributed to holdings in the capital goods, energy, materials, and consumer durables & apparel industry groups, while holdings in the telecommunication services, consumer services, pharmaceuticals & biotechnology, and semiconductor & semiconductor equipment industry groups detracted from relative performance. The largest single contributor to return this period was the machinery and ship manufacturer, Hyundai Heavy Industries (South Korea). Investors reacted positively to indications that order levels bottomed in 2009, and the Company’s announcement of a significant cost-cutting plan. Additional notable contributors to return included automation and robotics manufacturer, Fanuc (Japan), aircraft manufacturer, EADS (France), flavors & fragrances manufacturer, Givaudan (Switzerland), and industrial conglomerate, Siemens (Germany). The largest individual detractor from performance this period was power utility, E.ON (Germany). Additional notable detractors included insurer, AXA (France), PVC pipe & silicon chip manufacturer, Shin-Etsu Chemical (Japan), semiconductor equipment manufacturer, Tokyo Electron (Japan), and mail, logistics & overnight parcel delivery company, TNT (the Netherlands).
Currency fluctuations made dollar-based returns for international equities more volatile. The European debt crisis, which erupted in the Spring, caused the euro to decline precipitously during the third fiscal quarter, only to regain much of its value during the fourth fiscal quarter of 2010. Meanwhile, the Japanese yen continued its ascent, reaching a 15-year high relative to the US dollar. Another relatively strong currency was the Australian dollar, a beneficiary of a healthy underlying economy and financial system, as well as exposure to raw materials – and emerging markets demand. The International Value Fund’s currency exposures are entirely a residual of the stock selection process. Due to the International Value Fund’s relative underweight to the strong Japanese yen and Australian dollar, and relative overweight to the euro, the International Value Fund was adversely affected by currency movements this fiscal period.
Many of the International Value Fund’s European-listed holdings derive a sizable portion of their profits from outside Europe. Approximately one third of the calendar 2009 revenues of the International Value Fund’s holdings originated outside of EAFE Index countries, specifically countries located in North America and emerging markets. For example, International Value Fund holding British American Tobacco (BAT) sells its products mostly outside of the UK, its home listing. Brazil and emerging Asia are much bigger drivers of profits to BAT. Further, some large exporters

Causeway International Opportunities Fund	3

based in Europe benefit from euro and pound sterling weakness, both through the translation of overseas earnings back into their base currencies and through more competitive pricing and/or costs. Several of the International Value Fund’s holdings such as engineering conglomerate Siemens (Germany), and two aeronautics companies EADS (France) and Rolls Royce (UK), benefited from currency movements this fiscal period.
Performance Attribution of the Emerging Markets Fund
We use a quantitative investment process to select stocks for the Emerging Markets Fund. We analyze both “bottom-up” and “top-down” criteria. The bottom-up information we consider includes a company’s valuation multiples, earnings growth data, and stock price momentum. Our top-down process reviews a company’s country, sector, and macroeconomic information. We combine a company’s scores in each category to rank it in our investable universe. The highest ranking stocks become investment candidates for the Emerging Markets Fund. The Emerging Markets Fund outperformed the MSCI Emerging Markets Index during the fiscal period. The portfolio’s exposure to our bottom-up process contributed to the Fund’s relative performance, meaning that the top ranked companies identified by our bottom-up process outperformed the lowest ranked companies. Bottom-up criteria contributed positively to performance compared to the EM Index over the year. All three of our bottom-up criteria were positive, with the strongest performance coming from price momentum, followed by earnings growth data, and then valuation multiples. Our top down criteria, which have smaller weights in the quantitative model, detracted from relative performance. Our macroeconomic analysis did the poorest, followed by country analysis, and then our sector indicators.
Fund holdings in the food, beverage, & tobacco, materials, and automobiles & components industry groups added to performance relative to the performance of those industry groups in the EM Index, while holdings in the technology hardware & equipment, telecommunications services, and household & personal products industry groups detracted from relative performance gains during the period. At the stock level, some of the notable contributors to relative returns this fiscal period were food production company Charoen Pokphand Foods (Thailand), petrochemical company Honam Petrochemical (South Korea), shipbuilding company Hyundai Heavy Industries (South Korea), auto retailing company Astra International (Indonesia), and auto manufacturing company Great Wall Motor (China). The notable underperformers compared to the EM Index included telecommunication services company KT (South Korea), laptop manufacturing company Quanta Computer (Taiwan), pharmaceutical company American Oriental Bioengineering (China), laptop manufacturing company Compal Electronics (Taiwan), and digital camera manufacturing company Altek (Taiwan).

4	Causeway International Opportunities Fund

International Value Fund’s Investment Outlook
The undervaluation of global equities appears extreme based on even a dull growth forecast for the major developed world economies. Investors who buy stocks at today’s prices get more-for-less, meaning better-managed and more structurally profitable businesses for demonstrably lower valuations than a decade ago. In these past ten years, we have witnessed the eradication of cosseted managements, takeover defenses (poison pills), and cross-shareholdings in the “national” interest. Such barriers suppressed the urgency of restructuring and enhancing shareholder returns. The arrival of the new millennium brought more focus on profitability. Today, the past management complacency is long gone. Unprecedented global competition has disciplined company managements. Low interest rates have also added urgency to the return requirements of investors. Our most compelling investment candidates are companies which have made measurable improvements to their businesses, yet received little credit in terms of higher valuation. Some of the most striking examples of “turnaround” holdings in the Fund can be found in Japan. In the 1990s, Honda Motor delivered 2-3% operating profit margins, and suffered every time the yen rose in value versus the US dollar. Today, the company’s success at production localization, cost structure flexibility, and overall expense management has resulted in an operating profit margin of four times the levels of the early 1990s, despite current yen-strength. Chemical company, Shin-Etsu, and semiconductor capital equipment manufacturer, Tokyo Electron, are exposed to the cyclicality of the semiconductor industry, yet both companies have enhanced profitability and achieved dominant market share under the leadership of capable management. There is also a long list of reformed European companies. Akzo Nobel, for example, remains a large weight in the International Value Fund. A decade of strategic restructuring led the paints and coatings manufacturer to make tremendous strides enhancing shareholder value and improving returns on its equity, yet the equity market has not yet re-rated Akzo’s valuation.
These “enlightened” industrial and materials companies represent the largest sector allocations in the International Value Fund. When global economic recovery becomes more robust, these companies should have considerable upswing in profits. Our research process remains focused on high quality holdings, as defined by financial strength. Over one third of our portfolio companies have net cash (cash minus debt) on their balance sheets. We have built a diversified portfolio of better managed companies trading at attractive valuations. In the meantime, the above-market average dividend yield* of the stocks in the International Value Fund’s portfolio pays the Fund to wait for that undervaluation to be recognized. This post credit crisis period has proven to be ideal in developed markets for a value investment style approach and careful stock selection.

Causeway International Opportunities Fund	5

Emerging Markets Fund’s Investment Outlook
The investment outlook for emerging markets looks mixed, mainly due to the considerable returns that the asset class posted for the last 1 1/2 years. Our investment process combines value, growth, and momentum characteristics, while monitoring the portfolio’s exposure to quality factors. Value had a positive performance during the last nine months and we expect it to continue to contribute to active return, as we do not foresee a repeat of the crisis of 2008 in the near future. Value usually underperforms during crisis periods because investors seek the safety of high quality stocks, which typically trade at a valuation premium. We have been increasing the exposure of our earnings growth characteristics, which had good performance during the fiscal period. We believe that these companies demonstrating strong earnings growth characteristics will do well in the current environment, which we would characterize as one in which earnings growth is slowing. In such circumstances, investors typically seek out those companies that still have strong growth prospects. In addition, we have a modest positive exposure to our quality factors. While we do not expect a repeat of the 2008 crisis, we are certainly not in the environment that we witnessed in 2009, when emerging markets’ growth rates bounced back strongly, which is an environment when quality factors typically underperform.
Asset Allocation Outlook
The asset allocation model currently recommends a modest underweight position to emerging markets compared to the ACWI ex U.S. One of the most important components of our macroeconomic analysis is the slope of the U.S. yield curve (a steeper yield curve indicates looser monetary conditions and typically a favorable environment for higher-risk equities), which is currently still positive on emerging markets. Most of the remaining factors in our model, however, are negative on emerging markets. The risk aversion factor and its constituents have turned bearish on the asset class. Both the emerging markets bond yield spread over U.S. Treasuries as well as the VIX (or volatility) index indicate that investors have become somewhat complacent compared to historical norms. In our analysis of historical investor behavior, low levels of risk aversion often precede underperformance from emerging markets. Also, the earnings growth factor currently suggests more upward earnings revisions in developed markets, albeit by a slim margin over emerging markets. With lowered expectations of global growth, market analysts may have tempered earnings estimates for emerging markets stocks in the near term, although we are convinced that those companies still have a growth advantage over their developed markets peers in the longer term.

6	Causeway International Opportunities Fund

We thank you for your investment in Causeway International Opportunities Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager
October 14, 2010

*	Dividends paid on International Value Fund portfolio holdings are not reflective of dividends paid by the International Value Fund or the International Opportunities Fund to its shareholders.

Causeway International Opportunities Fund	7

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund,
Institutional Class shares and Investor Class shares versus the MSCI All Country World Index ex US (Gross)
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

8	Causeway International Opportunities Fund

Schedule of Investments (000)*
September 30, 2010

Causeway International Opportunities Fund	Number of Shares	Value

Affiliated Mutual Funds
Causeway International Value Fund, Institutional Class[1]	101,860	$1,208
Causeway Emerging Markets Fund, Institutional Class	32,452	359

Total Affiliated Mutual Funds (Cost $1,398) — 101.1%		1,567

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.210%**	10,044	10

Total Short-Term Investment (Cost $10) — 0.6%		10

Total Investments — 101.7% (Cost $1,408)		1,577

Liabilities in Excess of Other Assets — (1.7%)		(26)

Net Assets — 100.0%		$1,551

*	Except for share data.

**	The rate shown represents the 7-day effective yield as of September 30, 2010.

1	The Fund’s investment in Institutional Class shares of Causeway International Value Fund represents greater than 75% of the Fund’s total investments. Causeway International Value Fund seeks long-term growth of capital and income. The annual report as of September 30, 2010, for Causeway International Value Fund is attached to these financial statements. Further financial information on Causeway International Value Fund is available on the Securities and Exchange Commission’s website at http://www.sec.gov.
The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

Sector Diversification
As of September 30, 2010, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	% of Net Assets
Affiliated Mutual Funds	101.1%

Short-Term Investment	0.6

Liabilities in Excess of Other Assets	-1.7

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

Statement of Assets and Liabilities (000)*

Causeway
International
Opportunities
Fund
9/30/10
Assets:
Affiliated Investments at Value (Cost $1,398)	$1,567
Short-Term Investments at Value (Cost $10)	10
Receivable due from Adviser	11
Prepaid Expenses	5

Total Assets	1,593

Liabilities:
Other Accrued Expenses	42

Total Liabilities	42

Net Assets	$1,551

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$1,382
Net Unrealized Appreciation on Investments	169

Net Assets	$1,551

Net Asset Value Per Share (based on net assets of $1,409,401 ÷ 132,045 shares) — Institutional Class	$10.67

Net Asset Value Per Share (based on net assets of $141,460 ÷ 13,279 shares) — Investor Class	$10.65

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

Statement of Operations (000)

Causeway
International
Opportunities
Fund
12/31/09(1) to
9/30/10
Expenses:
Transfer Agent Fees	$37
Professional Fees	32
Printing Fees	10
Custodian Fees	4
Other Fees	3

Total Expenses	86

Less:
Reimbursement of Other Expenses	(85)

Net Expenses	1

Net Investment Loss	(1)

Realized and Unrealized Gain on Affiliated Investments
Net Realized Gain on Sale of Affiliated Investments	1
Net Change in Unrealized Appreciation on Affiliated Investments	169

Net Realized and Unrealized Gain on Affiliated Investments	170

Net Increase in Net Assets Resulting from Operations	$169

(1)	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

Statement of Changes in Net Assets (000)

Causeway
International
Opportunities Fund
12/31/09(1) to
9/30/10
Operations:
Net Investment Loss	$(1)
Net Realized Gain on Sale of Affiliated Investments	1
Net Change in Unrealized Appreciation on Affiliated Investments	169

Net Increase in Net Assets Resulting from Operations	169

Net Increase in Net Assets Derived from Capital Share Transactions(2)	1,382

Total Increase in Net Assets	1,551

Net Assets:
Beginning of Period	—

End of Period	$1,551

(1)	Commencement of operations.

(2)	See Note 7 in Notes to Financial Statements.

Amount designated as “—” is $0.
The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

Financial Highlights
For the period from inception(1) through September 30, 2010
For a Share Outstanding Throughout the Period

									Ratio of	Ratio
			Net Realized					Ratio of	Expenses to	of Net
	Net Asset		and				Net Assets	Expenses	Average Net	Investment
	Value,	Net	Unrealized	Total	Net Asset		End of	to Average	Assets	Loss	Portfolio
	Beginning	Investment	Gain on	from	Value, End	Total	Period	Net	(Excluding	to Average	Turnover
	of Period($)	Loss($)	Investments($)	Operations($)	of Period($)	Return(%)	($000)	Assets(%)	Waiver)(%)	Net Assets(%)	Rate(%)

Causeway International Opportunities Fund†
Institutional Class
2010(1)	10.00	(0.01)	0.68	0.67	10.67	6.70	1,409	0.11	11.69	(0.11)	3
Investor Class
2010(1)	10.00	(0.03)	0.68	0.65	10.65	6.50	142	0.36	11.36	(0.36)	3

(1)	Commenced operations on December 31, 2009. All ratios for the period are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

Notes to Financial Statements
1. Organization
Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — The assets of the Fund consist of investments in affiliated investment companies and the Dreyfus Cash Management money market fund, which are valued at their daily net asset values per share.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Causeway International Opportunities Fund	15

Notes to Financial Statements
(continued)
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2010, all of the Fund’s investments are Level 1.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the period ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

16	Causeway International Opportunities Fund

Notes to Financial Statements
(continued)
Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the period ended September 30, 2010, the Institutional Class and Investor Class did not retain any redemption fees.
3. Investment Advisory, Administration, Shareholder Service and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is not paid any fees. The Fund invests primarily in the International Value Fund and the Emerging Markets Fund, which separately pay advisory fees to the Investment Adviser. The Adviser has contractually agreed through January 31, 2012 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of Institutional Class and Investor Class average daily net assets. For the period ended September 30, 2010, the Adviser reimbursed expenses of $84,618.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.
The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services

Causeway International Opportunities Fund	17

Notes to Financial Statements
(continued)
provided to Investor Class shareholders. For the period ended September 30, 2010, the Investor Class paid 0.25% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
As of September 30, 2010, approximately $1.142 million of net assets were held by affiliated investors.
4. Investment Transactions
The cost of underlying funds purchased and the proceeds from the sale of underlying funds, other than short-term investments, during the period ended September 30, 2010, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$1,423	$25

The following is a rollforward of affiliated investments as of September 30, 2010 (000):

	Causeway	Causeway
	International	Emerging
	Value	Markets
	Fund	Fund

Beginning balance as of January 1, 2010	$—	$—
Purchases	1,095	328
Sales	(3)	(22)
Realized Gains	—	1
Unrealized Gains	116	52

Ending balance as of September 30, 2010	$1,208	$359

5. Risks of Investing
Because the Fund invests substantially all of its assets in Causeway International Value Fund and Causeway Emerging Markets Fund (the “underlying funds”), which invest most of their assets in foreign securities, the Fund is subject to further risks. For example, the value of the underlying funds’ securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the underlying funds invest in securities denominated in foreign currencies, the underlying funds securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

18	Causeway International Opportunities Fund

Notes to Financial Statements
(continued)
The Fund, through its investment in the underlying funds, may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The underlying funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the period from net investment income or net realized gains, and the timing of distributions made during the period may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to the utilization of net investment losses against short term gains, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$1	$(1)

These reclassifications had no impact on net assets or net asset value per share.
For the period ending September 30, 2010, the Fund did not pay any dividends or distributions.
As of September 30, 2010, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$—
Capital Loss Carryforwards	—
Unrealized Appreciation	169

Total Distributable Earnings	$169

At September 30, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$1,408	$169	$—	$169

Causeway International Opportunities Fund	19

Notes to Financial Statements
(concluded)
7. Capital Shares Issued and Redeemed (000)

	December 31, 2009(1) to
	September 30, 2010
	Shares	Value
Institutional Class:
Shares Sold	132	$1,254

Increase in Shares Outstanding Derived from Institutional Class Transactions	132	1,254

Investor Class:
Shares Sold	13	128

Increase in Shares Outstanding Derived from Investor Class Transactions	13	128

Increase in Shares Outstanding from Capital Share Transactions	145	$1,382

(1)	Commencement of operations.
8. Significant Shareholder Concentration
As of September 30, 2010, two of the Fund’s shareholders owned 87% of net assets.
9. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

20	Causeway International Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Causeway International Opportunities Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Opportunities Fund (the “Fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
November 24, 2010

Causeway International Opportunities Fund	21

Trustees and Officers Information (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-866-947-7000.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

INDEPENDENT TRUSTEES(5)

John A. G. Gavin Age: 79	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings (international consulting and investment holding company) (since 1968); Senior Counselor, Hicks TransAmerica Partners (private equity investment firm) (since 2001).	4	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 49	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004- 2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	4	None

Lawry J. Meister Age: 48	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995).	4	None

Eric H. Sussman Age: 44	Trustee Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Tenured Lecturer, Anderson Graduate School of Management, University of California, Los Angeles (since 1995); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	4	Trustee, Presidio Funds (until 2010)

INTERESTED TRUSTEE(5)

Mark D. Cone Age: 42	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	4	None

22	Causeway International Opportunities Fund

Trustees and Officers Information (Unaudited)
(continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	President and Secretary	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson(6) One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Joseph M. Gallo(6) One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, ICMA Retirement Corporation (2004-2007).	N/A	N/A

Carolyn F. Mead(6) One Freedom Valley Drive Oaks, PA 19456 Age: 54	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

Causeway International Opportunities Fund	23

Trustees and Officers Information (Unaudited)
(concluded)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

Bernadette Sparling(6) One Freedom Valley Drive Oaks, PA 19456 Age: 33	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]	Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]	The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2010, the Trust Complex consisted of one investment company with four portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund and the International Opportunities Fund.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

24	Causeway International Opportunities Fund

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	25

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	4/1/10	9/30/10	Ratios	Period*

Causeway International Opportunities Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,032.90	0.11%	$0.56

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.52	0.11%	$0.56

Causeway International Opportunities Fund

Actual Fund Return
Investor Class	$1,000.00	$1,031.00	0.36%	$1.84

Hypothetical 5% Return
Investor Class	$1,000.00	$1,023.26	0.36%	$1.83

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	Causeway International Opportunities Fund

Supplemental Financial Information
Causeway International Value Fund :
Annual Report as of September 30, 2010

27

Table of Contents

Letter to Shareholders	29

Schedule of Investments	34

Sector Diversification	38

Statement of Assets and Liabilities	39

Statement of Operations	40

Statement of Changes in Net Assets	41

Financial Highlights	42

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	51

Notice to Shareholders	52

Trustees and Officers Information	53

Disclosure of Fund Expenses	56

Statement Regarding Basis for Approval of Investment Advisory Agreement	58

Letter to Shareholders
For the fiscal year ended September 30, 2010, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 6.71% and Investor Class returned 6.38% compared to the MSCI EAFE® Index’s (“EAFE Index’s”) return of 3.71%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 8.55% for the Institutional Class and 8.28% for the Investor Class compared to the EAFE Index’s average annual total return of 6.68%. At fiscal year-end, the Fund had net assets of $1.9 billion including a cash position of 3.0%.
Performance Review
In the fiscal year, equity prices vacillated from bullish to bearish—and back again. In the third quarter of fiscal 2010, developed markets equities, especially those in the most fiscally strained European countries, declined sharply, then dramatically recovered in the fiscal fourth quarter. In the 12-month period, we sought investments in high quality companies with above-average financial strength that were exposed to an eventual economic recovery. Our stock-specific fundamental analysis resulted in holdings in the industrial sector comprising the largest average sector weight in the Fund, as well as the greatest overweight relative to the EAFE Index. This emphasis on quality companies in cyclical sectors benefited the Fund in the latest fiscal year. The majority of the Fund’s relative outperformance for the fiscal year came from superior stock selection across a broad array of industries. Fund holdings in the capital goods and energy industry groups contributed to outperformance relative to the EAFE Index, while holdings in the consumer services and telecommunication services industry groups detracted from relative performance. The largest individual contributor to return was shipbuilder & heavy equipment manufacturer, Hyundai Heavy Industries (South Korea). An upswing in global economic activity increased demand for the Company’s transportation and power generation equipment. Other notable contributors to return included energy services firms, Technip (France) and Aker Kvaerner (Norway), factory automation & robotics manufacturer, Fanuc (Japan), luxury goods producer, Compagnie Financiere Richemont (Switzerland), and metals & mining company, Rio Tinto (UK). The largest individual detractor to performance was regulated power utility, E.ON (Germany). The German government, in an effort to narrow its budget deficit, introduced a new tax on the nuclear power industry. This tax, combined with weak gas and power markets, has dampened our expectations for E.ON’s profitability. Additional notable detractors included insurer, AXA (France), silicon wafer and PVC pipe manufacturer, Shin-Etsu Chemical (Japan), lottery & sports wagering services provider OPAP (Greece), France Telecom, and semiconductor equipment producer, Tokyo Electron (Japan).
Currency fluctuations made dollar-based returns for international equities more volatile. The European debt crisis, which erupted in the Spring, caused the euro to decline precipitously during the third fiscal quarter, only to regain much of its value during the fourth fiscal quarter of 2010. Meanwhile, the Japanese yen continued its ascent, reaching a 15-year high relative to the US dollar. Another relatively strong currency was the Australian dollar, a beneficiary of a healthy underlying

Causeway International Opportunities Fund	29

economy and financial system, as well as exposure to raw materials—and emerging markets demand. The Fund’s currency exposures are entirely a residual of the stock selection process. Due to the Fund’s relative underweight to the strong Japanese yen and Australian dollar, and relative overweight to the euro, the Fund was adversely affected by currency movements this fiscal year.
Many of the Fund’s European-listed holdings derive a sizable portion of their profits from outside Europe. Approximately one third of the calendar 2009 revenues of the Fund’s holdings originated outside of EAFE Index countries, specifically countries located in North America and emerging markets. For example, Fund holding British American Tobacco (“BAT”) sells its products mostly outside of the UK, its home listing. Brazil and emerging Asia are much bigger drivers of profits to BAT. Further, some large exporters based in Europe benefit from euro and pound sterling weakness, both through the translation of overseas earnings back into their base currencies and through more competitive pricing and/or costs. Fund holdings such as engineering conglomerate Siemens (Germany), and two aeronautics companies European Aeronautic Defence and Space (“EADS”) (France) and Rolls-Royce Group (UK) each benefited from currency movements this fiscal year.
Significant Portfolio Changes
Significant purchases this year included wide-body aircraft manufacturer, EADS (France), flavors & fragrances ingredients producer, Givaudan (Switzerland), Toyota Motor (Japan), insurer, Munich Re (Germany) and three European-domiciled banks, UniCredito Italiano (Italy), Skandinaviska Enskilda Banken (Sweden), and Banco Santander (Spain). Our purchase and sale process is disciplined. Appreciation in individual share prices led the portfolio management team to reduce exposure to several holdings since these securities no longer ranked as competitively as they had earlier in the year. The largest sales during the period included Fanuc (Japan), Technip (France), Hyundai Heavy Industries (South Korea), telecommunications equipment manufacturer, Ericsson (Sweden), semiconductor equipment manufacturer, ASML (the Netherlands), Siemens (Germany), and France Telecom.
The Fund’s exposure to several industry groups and countries changed during the fiscal year. The weightings in the banks, materials, capital goods, automobiles & components, and food beverage & tobacco industry groups increased, while weightings in the semiconductors & semi equipment, telecommunication services, utilities, consumer services, and energy industry groups decreased. As a by product of changes to individual stocks held, specific country weightings also shifted during the fiscal year. The most notable weight changes included increased exposure to companies domiciled in the United Kingdom, Switzerland, South Korea, Spain, and Japan. Meanwhile, the most significantly reduced country weights included France, Germany, Canada, the Netherlands, and Sweden.

30	Causeway International Value Fund

Investment Outlook
The undervaluation of global equities appears extreme based on even a dull growth forecast for the major developed world economies. Investors who buy stocks at today’s prices get more-for-less, meaning better-managed and more structurally profitable businesses for demonstrably lower valuations than a decade ago. In these past ten years, we have witnessed the eradication of cosseted managements, takeover defense (poison pills), and cross-shareholdings in the “national” interest. Such barriers suppressed the urgency of restructuring and enhancing shareholder returns. The arrival of the new millennium brought more focus on profitability. Today, the past management complacency is long gone. Unprecedented global competition has disciplined company managements. Low interest rates have also added urgency to the return requirements of investors. Our most compelling investment candidates are companies which have made measurable improvements to their businesses, yet received little credit in terms of higher valuation. Some of the most striking examples of “turnaround” holdings in the Fund can be found in Japan. In the 1990s, Honda Motor delivered 2-3% operating profit margins, and suffered every time the yen rose in value versus the US dollar. Today, the company’s success at production localization, cost structure flexibility, and overall expense management has resulted in an operating profit margin of four times the levels of the early 1990s, despite current yen-strength. Chemical company, Shin-Etsu, and semiconductor capital equipment manufacturer, Tokyo Electron, are exposed to the cyclicality of the semiconductor industry, yet both companies have enhanced profitability and achieved dominant market share under the leadership of capable management. There is also a long list of reformed European companies. Akzo Nobel remains a large weight in the Fund. A decade of strategic restructuring led the paints and coatings manufacturer to make tremendous strides enhancing shareholder value and improving returns on its equity, yet the equity market has not yet re-rated Akzo’s valuation.
These “enlightened” industrial and materials companies represent the largest sector allocations in the Fund. When global economic recovery becomes more robust, these companies should have considerable upswing in profits. Our research process remains focused on high quality holdings, as defined by financial strength. Over one third of our portfolio companies have net cash (cash minus debt) on their balance sheets. We have built a diversified portfolio of better managed companies trading at attractive valuations. In the meantime, the above-market average dividend yield* of the stocks in the Fund’s portfolio pays the Fund to wait for that undervaluation to be recognized. This post credit crisis period has proven to be ideal for a value investment style approach and careful stock selection.

Causeway International Value Fund	31

We thank you for your continued confidence in Causeway International Value Fund.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager
October 14, 2010

* Dividends paid on Fund portfolio holdings are not reflective of dividends paid by the Fund to its shareholders.
The above commentary expresses the adviser’s views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

32	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund,
Institutional Class shares and Investor Class shares versus the MSCI EAFE® Index
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance may reflect fee waivers. In the absence of such fee waivers, total return may be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI EAFE® Index is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway International value Fund	33

Schedule of Investments (000)*
September 30, 2010

Causeway International Value Fund	Number of Shares	Value

Common Stock
Canada — 1.0%
Precision Drilling Trust[1]	2,986,852	$20,391

France — 13.8%
AXA SA	1,509,621	26,391
BNP Paribas SA	437,727	31,128
European Aeronautic Defence and Space Co. NV	1,557,203	38,833
Gemalto NV	400,065	16,417
Sanofi-Aventis SA2	836,149	55,706
Technip SA	604,069	48,573
Vinci SA	965,988	48,417

		265,465

Germany — 11.2%
Bayer AG	371,650	25,912
Deutsche Post AG	1,815,140	32,920
E.ON AG	919,579	27,113
Linde AG	378,101	49,209
Muenchener Rueckversicherungs AG	214,662	29,729
Siemens AG	471,995	49,817

		214,700

Greece — 1.1%
OPAP SA	1,349,902	21,345

Hong Kong — 2.0%
Yue Yuen Industrial Holdings Ltd.[2]	10,234,033	37,923

Ireland — 1.1%
Smurfit Kappa Group PLC[2]	2,105,209	21,235

Italy — 1.5%
UniCredito Italiano SpA	11,083,611	28,297

The accompanying notes are an integral part of the financial statements.

34	Causeway International Value Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway International Value Fund	Number of Shares	Value

Japan — 18.7%
Fanuc Ltd.	284,200	$36,193
Haseko Corp.	18,773,500	15,069
Honda Motor Co. Ltd.	844,600	29,981
JGC Corp.	1,338,000	23,227
KDDI Corp.	4,948	23,682
Mitsubishi Gas Chemical Co. Inc.	4,045,000	23,503
Mitsubishi UFJ Financial Group Inc.	6,111,800	28,483
Sankyo Co. Ltd.	464,500	24,597
Shin-Etsu Chemical Co. Ltd.	844,400	41,123
SMC Corp.	167,800	22,133
Sony Financial Holdings Inc.[2]	11,930	38,876
Tokyo Electron Ltd.	476,400	23,886
Toyota Motor Corp.	795,800	28,583

		359,336

Netherlands — 8.1%
Akzo Nobel NV	884,512	54,563
Reed Elsevier NV	3,842,570	48,450
TNT NV	1,941,229	52,154

		155,167

Norway — 2.0%
Aker Kvaerner ASA	2,633,622	38,200

Singapore — 1.2%
Singapore Airlines Ltd.	1,924,000	23,878

South Korea — 3.4%
Hyundai Heavy Industries	141,993	40,788
KT&G Corp.	413,746	24,678

		65,466

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	35

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway International Value Fund	Number of Shares	Value

Spain — 4.6%
Banco Santander SA	2,289,267	$29,074
Enagas	1,711,358	34,676
Telefonica SA	1,027,620	25,445

		89,195

Sweden — 1.5%
Skandinaviska Enskilda Banken AB, Class A	3,876,588	28,756

Switzerland — 12.1%
Compagnie Financiere Richemont SA	472,122	22,736
Givaudan SA	37,698	38,527
Novartis AG	661,543	37,946
Roche Holding AG	231,422	31,613
Sulzer AG	141,414	16,410
Transocean Ltd.[1]	243,620	15,784
UBS AG	2,356,711	40,014
Zurich Financial Services AG	126,267	29,601

		232,631

United Kingdom — 15.0%
Aviva PLC	5,210,412	32,646
Balfour Beatty PLC	586,358	2,464
British American Tobacco PLC	912,495	34,033
HSBC Holdings PLC	3,316,921	34,073
Michael Page International PLC	3,201,070	23,169
Rexam PLC	5,522,462	26,629
Rio Tinto PLC	633,860	37,046
Rolls-Royce Group PLC	4,117,614	39,031
Royal Dutch Shell PLC, Class B	666,689	19,446
Vodafone Group PLC	16,411,305	40,496

		289,033

The accompanying notes are an integral part of the financial statements.

36	Causeway International Value Fund

Schedule of Investments (000)* (concluded)
September 30, 2010

Causeway International Value Fund	Number of Shares	Value

Total Common Stock
(Cost $1,814,298) — 98.3%		$1,891,018

Short-Term Investment**
Dreyfus Cash Management, Institutional Class, 0.210%	8,864,972	8,865

Total Short-Term Investment
(Cost $8,865) — 0.5%		8,865

Total Investments — 98.8%
(Cost $1,823,163)		1,899,883

Other Assets in Excess of Liabilities — 1.2%		23,622

Net Assets — 100.0%		$1,923,505

*	Except for share data.

**	The rate shown represents the 7-day effective yield as of September 30, 2010.

1	Non-income producing security.

2	Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	37

Sector Diversification
As of September 30, 2010, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Common Stock
Industrials	23.4%
Financials	19.6
Materials	15.2
Consumer Discretionary	11.9
Health Care	7.8
Energy	7.4
Telecommunication Services	4.7
Utilities	3.2
Consumer Staples	3.0
Information Technology	2.1

Total Common Stock	98.3

Short-Term Investment	0.5

Other Assets in Excess of Liabilities	1.2

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

38	Causeway International Value Fund

Statement of Assets and Liabilities (000)*

Causeway
International
Value Fund
9/30/10
Assets:
Investments at Value (Cost $1,823,163)	$1,899,883
Cash Equivalent	48,640
Receivable for Dividends and Interest	4,117
Receivable for Fund Shares Sold	2,717
Receivable for Tax Reclaims	2,470
Receivable for Investment Securities Sold	2,441
Foreign Currency (Cost $497)	507
Prepaid Expenses	49

Total Assets	1,960,824

Liabilities:
Payable for Fund Shares Redeemed	32,495
Payable for Investment Securities Purchased	2,775
Payable due to Adviser	1,259
Payable for Shareholder Service Fees — Investor Class	117
Payable due to Administrator	87
Payable for Trustees’ Fees	71
Other Accrued Expenses	515

Total Liabilities	37,319

Net Assets	$1,923,505

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$2,358,588
Undistributed Net Investment Income	27,216
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(539,182)
Net Unrealized Appreciation on Investments	76,720
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	163

Net Assets	$1,923,505

Net Asset Value Per Share (based on net assets of $1,029,606,305 ÷ 86,833,214 shares) — Institutional Class	$11.86

Net Asset Value Per Share (based on net assets of $893,899,066 ÷ 75,919,259 shares) — Investor Class	$11.77

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	39

Statement of Operations (000)

Causeway
International
Value Fund
10/01/09 to
9/30/10
Investment Income:
Dividend Income (net of foreign taxes withheld of $7,617)	$53,503

Total Investment Income	53,503

Expenses:
Investment Advisory Fees	16,433
Shareholder Service Fees — Investor Class	2,429
Administration Fees	1,115
Custodian Fees	718
Transfer Agent Fees	419
Printing Fees	396
Professional Fees	333
Trustees’ Fees	325
Registration Fees	49
Other Fees	260

Total Expenses	22,477

Net Investment Income	31,026

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	3,909
Net Realized Loss from Foreign Currency Transactions	(884)
Net Change in Unrealized Appreciation on Investments	85,108
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(89)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	88,044

Net Increase in Net Assets Resulting from Operations	$119,070

The accompanying notes are an integral part of the financial statements.

40	Causeway International Value Fund

Statement of Changes in Net Assets (000)

	Causeway International Value Fund
	10/01/09 to	10/01/08 to
	9/30/10	9/30/09
Operations:
Net Investment Income	$31,026	$37,534
Net Realized Gain (Loss) from Security Transactions	3,909	(538,160)
Net Realized Loss from Foreign Currency Transactions	(884)	(915)
Net Change in Unrealized Appreciation on Investments	85,108	435,775
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(89)	315

Net Increase (Decrease) in Net Assets Resulting from Operations	119,070	(65,451)

Dividends and Distributions to Shareholders:
Dividends from Net Investment Income:
Institutional Class	(18,002)	(55,848)
Investor Class	(15,731)	(38,045)

Total Dividends from Net Investment Income	(33,733)	(93,893)

Distributions from Capital Gains
Institutional Class	—	(49,463)
Investor Class	—	(36,055)

Total Distributions from Capital Gains	—	(85,518)

Total Dividends and Distributions to Shareholders	(33,733)	(179,411)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(310,562)	(157,545)
Redemption Fees(2)	3	119

Total Increase (Decrease) in Net Assets	(225,222)	(402,288)

Net Assets:
Beginning of Year	2,148,727	2,551,015

End of Year	$1,923,505	$2,148,727

Undistributed Net Investment Income	$27,216	$30,807

(1)	See Note 7 in the Notes to Financial Statements.

(2)	See Note 2 in the Notes to Financial Statements.
Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	41

Financial Highlights
For the years ended September 30,
For a Share Outstanding Throughout the Periods

			Net Realized
			and
	Net Asset		Unrealized		Dividends	Distributions	Total
	Value,	Net	Gain	Total	from Net	from	Dividends
	Beginning	Investment	(Loss) on	from	Investment	Capital	and
	of Period ($)	Income ($)	Investments ($)	Operations ($)	Income ($)	Gains ($)	Distributions ($)

Causeway International Value Fund†
Institutional Class
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)
2008	21.85	0.42	(5.68)	(5.26)	(0.45)	(4.00)	(4.45)
2007	19.04	0.39	3.54	3.93	(0.23)	(0.89)	(1.12)
2006	16.99	0.39	2.61	3.00	(0.37)	(0.58)	(0.95)
Investor Class
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)
2008	21.71	0.39	(5.64)	(5.25)	(0.41)	(4.00)	(4.41)
2007	18.93	0.33	3.53	3.86	(0.19)	(0.89)	(1.08)
2006	16.90	0.35	2.60	2.95	(0.34)	(0.58)	(0.92)

†	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.

42	Causeway International Value Fund

					Ratio
				Ratio of	of Net
			Net Assets	Expenses	Investment
	Net Asset		End of	to Average	Income	Portfolio
Redemption	Value, End	Total	Period	Net	to Average	Turnover
Fees ($)	of Period ($)	Return (%)	($000)	Assets (%)	Net Assets (%)	Rate (%)

—	11.86	6.71	1,029,606	0.98	1.62	32
—	11.30	4.28	1,110,262	0.99	2.29	47
—	12.14	(29.24)	1,548,542	0.91	2.56	29
—	21.85	21.22	3,080,040	0.90	1.89	40
—	19.04	18.54	3,323,722	0.92	2.18	38

—	11.77	6.38	893,899	1.22	1.39	32
—	11.23	4.07	1,038,465	1.23	2.07	47
—	12.05	(29.40)	1,002,473	1.15	2.38	29
—	21.71	20.92	1,783,973	1.13	1.63	40
—	18.93	18.27	1,433,361	1.15	1.97	38
The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	43

Notes to Financial Statements
1. Organization
Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing

44	Causeway International Value Fund

Notes to Financial Statements
(continued)
source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2010, all of the Fund’s investments are Level 1.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. There were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the year ended September 30, 2010, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each

Causeway International Value Fund	45

Notes to Financial Statements
(continued)
tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:
(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.
Dividends and Distributions — Dividends from net investment income, if any, are declared and

46	Causeway International Value Fund

Notes to Financial Statements
(continued)
paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the year ended September 30, 2010, the Institutional Class and Investor Class retained $434 and $2,610 in redemption fees, respectively.
Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and liabilities. Amounts invested are generally available on the same business day.
Other — Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the year ended September 30, 2010, the Fund received commission recapture payments of $103,798.
3. Investment Advisory, Administration, Shareholder Service and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the year ended September 30, 2010.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate

Causeway International Value Fund	47

Notes to Financial Statements
(continued)
average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.
The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2010, the Investor Class paid 0.24% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
4. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 20, 2010, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$630,101	$890,367

5. Risks of Foreign Investing
Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund

48	Causeway International Value Fund

Notes to Financial Statements
(continued)
accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$(884)	$884

These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the fiscal years ended September 30, 2010 and September 30, 2009, were as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total

2010	$33,733	$ —	$ 33,733
2009	93,940	85,471	179,411

As of September 30, 2010, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$28,005
Capital Loss Carryforwards	(508,374)
Unrealized Appreciation	61,764
Post-October Capital Losses	(15,688)
Post-October Currency Losses	(773)
Other Temporary Differences	(17)

Total Accumulated Losses	$(435,083)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.
For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2010.

Expiring in Fiscal Year	Amount

2017	$45,997
2018	462,377

Total capital loss carryforwards	$508,374

At September 30, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$1,838,282	$251,009	$(189,408)	$61,601

Causeway International Value Fund	49

Notes to Financial Statements
(concluded)
7. Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended		Fiscal Year Ended
	September 30, 2010		September 30, 2009
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	12,817	$144,694	16,071	$142,443
Shares Issued in Reinvestment of Dividends and Distributions	1,360	15,257	11,716	94,315
Shares Redeemed	(25,589)	(286,041)	(57,046)	(492,439)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(11,412)	$(126,090)	(29,259)	$(255,681)

Investor Class:
Shares Sold	46,170	517,261	41,239	374,418
Shares Issued in Reinvestment of Dividends and Distributions	1,399	15,612	9,176	73,500
Shares Redeemed	(64,123)	(717,345)	(41,105)	(349,782)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(16,554)	(184,472)	9,310	98,136

Decrease in Shares Outstanding from Capital Share Transactions	(27,966)	$(310,562)	(19,949)	$(157,545)

8. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

50	Causeway International Value Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Causeway International Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
November 24, 2010

Causeway International Value Fund	51

Notice to Shareholders
(Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Please consult your tax adviser for proper treatment of this information.
For the fiscal year ended September 30, 2010, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term	Ordinary			Dividends (1)
Capital Gains	Income	Tax Exempt	Total	for Corporate
Distributions	Distributions	Distributions	Distributions	Dividends Received
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Deduction
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)	(I)

Qualified
Short-Term
Qualified	Foreign	Interest	Capital
Dividend	Tax	Related	Gain
Income	Credit	Dividends	Dividends
100.00%	16.39%	0.08%	0.00%
Foreign taxes accrued during the fiscal year ended September 30, 2010, amounted to $6,610,557 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 — Dividend for the year ending December 31, 2010. In addition, for the fiscal year ended September 30, 2010, gross income derived from sources within foreign countries amounted to $37,338,314 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

Item (I) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

52	Causeway International Value Fund

Trustees and Officers Information (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-866-947-7000.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

INDEPENDENT TRUSTEES[5]

John A. G. Gavin Age: 79	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings (international consulting and investment holding company) (since 1968); Senior Counselor, Hicks TransAmerica Partners (private equity investment firm) (since 2001).	4	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R, Graham Age: 49	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004- 2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	4	None

Lawry J. Meister Age: 48	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995).	4	None

Eric H. Sussman Age: 44	Trustee Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Tenured Lecturer, Anderson Graduate School of Management, University of California, Los Angeles (since 1995); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	4	Trustee, Presidio Funds (until 2010)

INTERESTED TRUSTEE[5]

Mark D. Cone Age: 42	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	4	None

Causeway International Value Fund	53

Trustees and Officers Information (Unaudited)
(continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	President and Secretary	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Joseph M. Gallo[6] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, ICMA Retirement Corporation (2004-2007).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 54	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

54	Causeway International Value Fund

Trustees and Officers Information (Unaudited)
(concluded)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 33	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]	Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]	The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2010, the Trust Complex consisted of one investment company with four portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, and the International Opportunities Fund.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value Fund	55

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

56	Causeway International Value Fund

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	4/1/10	9/30/10	Ratios	Period*

Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,011.10	0.99%	$4.99
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.10	0.99%	$5.01

Causeway International Value Fund

Actual Fund Return
Investor Class	$1,000.00	$1,009.40	1.23%	$6.20
Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.90	1.23%	$6.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway International Value Fund	57

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.
Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 2, 2010, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.
Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.
First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

58	Causeway International Value Fund

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited) (continued)
Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for the quarter-to-date, one-year, three-year, five-year, seven-year, and since inception (10/26/01) periods ended June 30, 2010, compared to the MSCI EAFE® Index (the “Index”), the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds, and a peer group of nineteen international equity funds (including the Fund) used by the Board to track performance during the year. The Trustees noted that the Fund had satisfactorily achieved its goal of long-term growth of capital and income for the period since its inception, outperformed the Index and Morningstar category average for the one-year, three-year, and since inception periods, and performed satisfactorily during other periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.
Third, the Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 1 basis point higher than the average advisory fee and the same as the median advisory fee charged by funds in the Morningstar U.S. Open End Foreign Large Value category, and its expense ratios were well below the average and median of the funds in that Morningstar category. The Trustees also compared the Fund’s advisory fee with those paid by the Adviser’s separate account and subadvised mutual fund clients. The Trustees noted that, although these fees were somewhat lower than those paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.
Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that the Adviser’s estimated profit margin and estimated net income increased from the prior year, primarily due to decreased expenses and also due to increased Fund assets. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Causeway International Value Fund	59

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited) (concluded)
Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale through expense limit agreements and by devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately, and they would continue to monitor the appropriateness of fee breakpoints in the future.
Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.
Approval. At the August 2, 2010 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The Independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2010.

60	Causeway International Value Fund

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Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-AR-004-0100
Causeway International Opportunities Fund

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2010, there were no material changes or waivers to the code of ethics.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2010 and 2009 were as follows:

		2010	2009
(a)	Audit Fees	$128,900	$105,700

(b)	Audit-Related Fees	None	None

(c)	Tax Fees(1)	$27,700	$22,200

(d)	All Other Fees	None	None
Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews.
(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.
(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) For the fiscal year ended September 30, 2010, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $27,700 and $161,800, respectively. For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $22,200 and $168,500, respectively.
(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
(a) The registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by § 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant’s bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant’s last filing on Form N-CSR.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: December 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: December 2, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer

Date: December 2, 2010

*	Print the name and title of each signing officer under his or her signature.